SECURITIES PURCHASE AGREEMENT
                                  BY AND AMONG
                        KEATING REVERSE MERGER FUND, LLC
                                       AS
                                      BUYER
                                      AND
                               CHISTE CORPORATION
                                  THE COMPANY
                                      AND
                              AZTORE HOLDINGS, INC.
                                      THE
                               SELLING NOTEHOLDER

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "AGREEMENT") is entered into as of May 4, 2004, by and among Keating Reverse Merger Fund, LLC, a Delaware limited liability corporation ("BUYER"), Chiste Corporation, a Nevada corporation (the "COMPANY"), and Aztore Holdings, Inc., (the "SELLING NOTEHOLDER"). Each of the Buyer, the Company and the Selling Noteholder is referred to herein as a "PARTY" and they may be referred to collectively as "PARTIES".

                                    RECITALS

     A. The Company desires and intends to sell the "SHARES" (as defined below) to Buyer, in a privately negotiated transaction, at the price and on the terms and conditions set forth below.
     B. The Selling Noteholder owns the "NOTES" (as defined below) and desires and intends to sell the Notes to Buyer, in a privately negotiated transaction, at the price and on the terms and conditions set forth below.
     C. Buyer desires and intends to purchase the Shares from the Company, to purchase the Notes from the Selling Noteholder and to convert the Notes, all at the prices, conversion rates and on the terms and conditions set forth below.

                                    AGREEMENT

     In consideration of the terms hereof, the Parties agree as follows:
ARTICLE I - DEFINITIONS
     1.1. "ACT": As defined in Section 5.4.
     1.2. "AGREEMENT": As defined in the opening paragraph hereof.
     1.3. "BUYER": As defined in the opening paragraph hereof.
     1.4. "CLOSING": As defined in Section 2.8.
     1.5. "CLOSING DATE": The date, time and place of Closing as specified in
          Section 2.8.
     1.6. "COMPANY": As defined in the opening paragraph hereof.
     1.7. "COMMON STOCK": As defined in Section 3.2(a).
     1.8. "CONVERSION SHARES": As defined in Section 2.5.
     1.9. "ENCUMBRANCE": Any lien, mortgage, deed of trust, pledge, security interest, charge or other adverse claim or interest of any kind.
     1.10. "ESCROW AGENT": As defined in the Escrow Agreement.
     1.11. "ESCROW AGREEMENT": As defined in Section 2.6.
     1.12. "FINANCIAL STATEMENTS": As defined in Section 3.4(a).
     1.13. "GAAP": Generally accepted accounting principles in the United
          States.
     1.14. "GE LIABILITY": The amounts that are owed to a division of GE Capital Colonial Pacific Leasing which has conversion rights.
     1.15. "IRS": The United States Internal Revenue Service.
     1.16. "KNOWLEDGE": Representations and warranties to a Party's knowledge mean that in acquiring such knowledge, the Party representing and warranting such knowledge has engaged in reasonable inquiry and investigation.
     1.17. "NOTES": The Notes to be purchased by Buyer from the Selling Noteholder consist of secured convertible notes issued by the Company to the Selling Noteholder and are specifically identified and described on Schedule 1.16 hereto. The Notes bear interest at a rate of 10% per annum and are convertible into shares of the Company's Common Stock at a conversion price determined in any arm's length transaction between the Company and a third Party under which the Company receives cash or in kind more than $50,000 from the third Party.
     1.18. "NOTE PURCHASE PRICE": The aggregate purchase price for the Notes as defined in Section 2.4.
     1.19. "PERSON": Any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority.
     1.20. "SEC": As defined in Section 3.7.
     1.21. "SELLING NOTEHOLDER": As defined in the opening paragraph hereof.
     1.22. "SHARE PURCHASE PRICE": The aggregate purchase price for the Shares as defined in Section 2.2.
     1.23. "SHARES": The capital stock of the Company to be purchased by Buyer, consisting of 800,000 shares of the Company's Common Stock which, when issued prior to any conversion of the Notes, will constitute not less than 48% of the then issued and outstanding Common Stock of the Company.
     1.24. "TAX RETURNS": As defined in Section 3.6(a).
     1.25. "TRANSACTION DOCUMENTS": This Agreement and each of the agreements, certificates, instruments and documents executed or delivered pursuant to the terms of this Agreement, including, but not limited to the Escrow Agreement.

ARTICLE II - PURCHASE, SALE AND CONVERSION OF SECURITIES

2.1 PURCHASE AND SALE OF SHARES
     On the terms and subject to the conditions of this Agreement, Buyer agrees to purchase the Shares from the Company and the Company agrees to sell the Shares to Buyer.

2.2 CONSIDERATION FOR SHARES
     The aggregate purchase price for the Shares is Eighty Thousand Dollars ($80,000.00) ($0.10 per Share) (the "SHARE PURCHASE PRICE"), payable as set forth in Section 2.6.

2.3 PURCHASE AND SALE OF NOTES
     On the terms and subject to the conditions of this Agreement, Buyer agrees to purchase the Notes from the Selling Noteholder and the Selling Noteholder agrees to sell the Notes to Buyer.

2.4 CONSIDERATION FOR NOTES
     The aggregate purchase price for the Notes is Three Hundred Sixty Thousand Dollars ($360,000.00) (the "NOTE PURCHASE PRICE"), payable as set forth in
Section 2.7.

2.5 AMOUNT AND CONVERSION OF NOTES
     The Parties agree that the amount owed Aztore under the Secured Notes is Six Hundred and Sixty-Four Thousand Five Hundred Dollars ($664,500). On the terms and subject to the conditions of this Agreement, Buyer, concurrently with the Closing, will instruct the Escrow Agent to deliver the Notes to the Company with instructions and the Notice of Election to Convert Notes, in substantially the form attached hereto as Schedule 2.5, into 6,645,000 shares of the Company's Common Stock (the "CONVERSION SHARES"), which Conversion Shares when aggregated with the Shares, shall represent not less than 89.5% of the then issued and outstanding Common Stock of the Company, after giving effect to the transactions contemplated by this Agreement.

2.6 PAYMENT OF PURCHASE PRICE FOR SHARES
     The Share Purchase Price shall be delivered by Buyer to the Escrow Agent to be held in accordance with the terms of the escrow agreement attached hereto as Exhibit A (the "ESCROW AGREEMENT") and, at the Closing, the Escrow Agent will, by wire transfer pursuant to the wire transfer instructions attached hereto as
Schedule 2.6, deliver the Share Purchase Price to the Company.

2.7 PAYMENT OF PURCHASE PRICE FOR NOTES
     The Note Purchase Price shall be delivered by Buyer to the Escrow Agent, to be held pursuant to the Escrow Agreement and, at the Closing, the Escrow Agent will, by wire transfer pursuant to the wire transfer instructions attached hereto as Schedule 2.7, deliver the Note Purchase Price to the Noteholder.

2.8 CLOSING
     The closing of the transactions contemplated herein (the "CLOSING") shall be on May 4, 2004 at the offices of Keating Investments, LLC, 5251 DTC Parkway, Suite 1090, Greenwood Village, CO 80111 or such other date, time, and place as the Buyer, the Company and the Selling Noteholder shall agree (the "CLOSING DATE"). At the Closing, each of Buyer, the Company, and the Selling Noteholder shall take all such action and deliver all such funds, documents, instruments, certificates and other items as may be required, under this Agreement or otherwise, in order to perform or fulfill all covenants, conditions and agreements on its part to be performed or fulfilled at or before the Closing Date and to cause all conditions precedent to the Parties' obligations under this Agreement to be satisfied in full.

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING NOTEHOLDER

     To induce Buyer to enter into and perform this Agreement, and except as is otherwise set forth in the Disclosure Schedules, the Company and the Selling Noteholder represent and warrant to Buyer as of the Closing as follows in this
Article III.

3.1 COMPANY ORGANIZATION; GOOD STANDING; CORPORATE AUTHORITY; ENFORCEABILITY

     The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business; or (b) the nature of the business conducted by the Company, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company. The Company has all requisite power, right and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a Party, and to carry out the transactions contemplated hereby and thereby.
     All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a Party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a Party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.2 CAPITALIZATION

     (a) The authorized capital stock of the Company consists of 65,000,000 shares of common stock, $0.001 par value (the "COMMON STOCK") of which 867,324 shares will be issued and outstanding prior to the Closing including 2,500 shares reserved for rounding in accordance with the Reverse Split which have not yet been requested from the Company. The Company has an undesignated class of Preferred Stock, $0.001 par value, with 8,552,801 shares authorized of which no shares are issued and outstanding prior to Closing.
     (b) The issued and outstanding capital stock of the Company, immediately after the Closing, will consist of an aggregate of 8,312,324 shares of Common Stock which will consist of 867,324 pre-Closing shares, 800,000 Shares purchased by the Buyer pursuant to this Agreement and 6,645,000 shares issued upon conversion of the Notes at the Closing.
     (c) All shares of Common Stock that are issued and outstanding are, and as of the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable, and issued in compliance with all applicable federal, state and foreign securities laws.

3.3 NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS

     The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) require any consent, approval or authorization of, or declaration, filing or registration with, any Person that has not been obtained or made at or prior to the Closing; (b) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any Party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a Party or by which it is bound or to which any assets of the Company are subject;
(c) result in the creation of any lien or encumbrance upon the Shares or other securities of the Company; or (d) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

3.4 FINANCIAL STATEMENTS; OBLIGATIONS; NO LIABILITIES; ESCROW RESERVE

     (a) The Company has provided to Buyer (i) audited balance sheets and statements of operations, shareholders' equity and cash flows of the Company at and for the fiscal years ended March 31, 2003, and accompanying notes; and (ii) unaudited balance sheets as of December 31, 2003. All the foregoing financial statements (including the notes thereto) are referred to as the "FINANCIAL STATEMENTS" and are available in the public record (see, www.sec.gov). The Financial Statements have been prepared in conformity with GAAP consistently applied throughout the periods covered, except as may be indicated in the notes thereto, and present fairly the financial position, results of operations and changes in financial position of the Company at the dates and for the periods indicated, subject, in the case of the unaudited financial statements, to normal recurring period-end adjustments.

     (b) IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE OF THE SHARES AND NOTES PURSUANT TO THIS AGREEMENT AND THE TRANSACTION DOCUMENTS IS PREDICATED ON THE COMPANY HAVING NO LIABILITIES AT CLOSING OTHER THAN THOSE OBLIGATIONS ACCEPTED BY BUYER. The Company will not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the Company's Financial Statements and listed on Schedule 3.4 hereto ("LIABILITIES"). As a condition of Closing, $15,000 will be paid to Lewis & Roca, LLP. Up to an additional $15,000 will be paid by the Company to the Company's independent CPA firm and its counsel upon the delivery of the March 31, 2004 Annual Report on Form 10-KSB, with any remaining balance paid to Aztore as an expense reimbursement. Any and all Liabilities listed on Schedule 3.4 to this Agreement, shall be satisfied, in full, by the assumption of the Selling Noteholder of these Liabilities ("ASSUMED LIABILITIES") and, pursuant to Section 9.2, has agreed to indemnify Buyer against such Liabilities

     (c) Seventy-five Thousand Dollars ($75,000.00) shall be withheld from the Note Purchase Price and shall remain in Escrow for ninety (90) days from the Closing Date (the "ESCROW RESERVE"). Upon the conversion of the GE Liability into 245,000 shares of Common Stock, such conversion price having been established by the $80,000 Purchase of Shares, $25,000 of the Escrow reserve will be released. Upon the event of Selling Noteholder furnishing evidence satisfactory to Buyer that all liabilities listed on Schedule 3.4 have been fully satisfied or assumed; provided that there are no new Company liabilities which pre-dated the Closing Date and were omitted from Schedule 3.4, and provided that the Company's Annual Report on Form 10-KSB, for the fiscal year ending March 31, 2004, has been filed, the Escrow Reserve will be released to the Selling Noteholder. If any unsatisfied liabilities remain or have not been assumed by the Noteholder after ninety (90) days from the Closing Date, an Escrow Reserve in an amount equal to the unsatisfied liabilities will be maintained, and only the remaining Escrow Reserve will be released to the Selling Noteholder. Thereafter, the Escrow Reserve will be released to the Selling Noteholder from time-to-time on a line item basis upon evidence satisfactory to the Buyer that each remaining open line item liability has been satisfied.

3.5 ABSENCE OF CERTAIN CHANGES OR EVENTS

     Except (a) as and to the extent reflected or reserved against in the balance sheet; and (b) for liabilities and obligations incurred in the ordinary course of business since the Financial Statements, the Company has not entered into or agreed to enter into any transaction, agreement or commitment, suffered the occurrence of any event or events or experienced any change in financial condition, business, results of operations or otherwise that, in the aggregate resulted in a material adverse change in the business, assets, operations of the Company.

3.6 TAXES

     (a) The Company has filed on a timely basis all reports, returns, declarations, claims for refund, information returns, statements or other similar documents, including any schedules or attachments thereto, and including any amendment thereof with respect to any Taxes ("TAX RETURNS") that the Company was required to file through its fiscal year ended March 31, 2003. No such Tax Returns are currently the subject of audit or examination nor has the Company been notified in writing, or otherwise, of any request for an audit or examination.

     (c) There is no dispute, claim or proposed adjustment concerning any Tax liability of the Company either (i) claimed or raised by any authority in writing or (ii) based upon personal contact with any agent of such authority. The Company is not a Party to nor has it been notified in writing or, otherwise, that it is the subject of any pending, proposed or threatened action, investigation, proceeding, audit, claim or assessment by or before the IRS or any other governmental authority, and no claim for assessment, deficiency or collection of Taxes, or proposed assessment, deficiency or collection from the IRS or any other governmental authority which has not been satisfied, nor does the Company have any reason to believe that any such notice will be received in the future. The IRS has never audited any Tax Return of the Company. The Company has not filed any requests for rulings with the IRS. There are no Tax liens of any kind upon any property or assets of the Company, except for inchoate liens for Taxes not yet due and payable. The Company has paid, or will pay by the Closing, all taxes, assessments, and penalties due and payable.

3.7 SECURITIES FILINGS

     The Company has filed or will have filed by Closing, all required filings with the Securities and Exchange Commission (the "SEC").

3.8 CONTRACTS; LEASES; ASSETS
     Except as indicated on Schedule 3.8 hereto, the Company is not a Party to any contract, agreement or lease. At the Closing, the Company will have no assets or personal property (other than its books and records) and no liabilities (except as otherwise specified on Schedule 3.4).

3.9 CLAIMS AND LEGAL PROCEEDINGS
     There are no claims, actions, suits, arbitrations, criminal or civil investigations or proceedings pending or involving or, to the knowledge of the Company or the Selling Noteholder, threatened against the Company before or by any court or governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, or any other Person. To the knowledge of the Company and/or the Selling Noteholder, there is no valid basis for any claim, action, suit, arbitration, investigation or proceeding that could reasonably be expected to be materially adverse to the business, assets, operations, prospects or condition (financial or other) of the Company before or by any Person. There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which the Company is a Party that involve the transactions contemplated herein or that would have a material adverse effect on the business, assets, operations, prospects or condition (financial or other) of the Company.

3.10 CORPORATE BOOKS AND RECORDS

     The Company has furnished to Buyer, at or prior to closing (or at such time and place as shall be designated by Buyer), true and complete copies of (a) the Certificate of Incorporation of the Company as currently in effect, including all amendments thereto; and (b) the complete minute books of the Company (including copies of all director and shareholder consents). Such minutes reflect all meetings of the Company's shareholders, Board of Directors and any committees thereof since the Company's inception, and such minutes accurately reflect the events of and actions taken at such meetings. Computershare Trust Company, Inc. (phone: 303-262-0600) is the transfer agent for the Company and possesses stock transfer books that accurately reflect all issuances and transfers of shares of capital stock of the Company since its inception.

3.11 FINDER'S FEES

     The Company and the Selling Noteholder know of no person who rendered any service in connection with the introduction of the Company or the Selling Noteholder to the Buyer for a "finder's fee" or similar type of fee in connection with the transaction contemplated hereby and agree to indemnify, defend and hold Buyer harmless from any and all such claims.

ARTICLE IV - REPRESENTATION AND WARRANTIES OF SELLING NOTEHOLDER

4.1 GOOD TITLE

     The Selling Noteholder owns the Notes free and clear of any lien, encumbrance, adverse claim, restriction on sale, option or other right to purchase and upon the consummation of the sale of the Notes as contemplated hereby, Buyer will have good title to the Notes, free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer, option or other right to purchase.

4.2 AUTHORITY

     The Selling Noteholder has all requisite power, right and authority to enter into this Agreement and the other Transaction Documents to which it is a Party, to consummate the transactions contemplated hereby and thereby, and to sell and transfer the Notes. The Selling Noteholder has taken, or will take prior to the Closing, all actions necessary for the authorization , execution, delivery and performance of this Agreement and the other Transaction Documents (including obtaining of any consents or approvals necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents in order to transfer the Notes free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or other right to purchase).

4.3 ENFORCEABILITY

     This Agreement has been, and the other Transaction Documents to which the Selling Noteholder is a Party on the Closing will be, duly executed and delivered by the Selling Noteholder, and this Agreement is, and each of the other Transaction Documents to which the Selling Noteholder is a Party on the Closing will be, the legal, valid and binding obligation of such Selling Noteholder, enforceable against such Selling Noteholder in accordance with its terms.

4.4 NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS

     The execution, delivery and performance of this Agreement and the other Transaction Documents by the Selling Noteholder, and the consummation of the transactions contemplated hereby and thereby, will not (a) require any consent, approval or authorization of, or declaration, filing or registration with, any Person that has not been obtained or made at or prior to the Closing; or (b) result in the creation of any lien or encumbrance upon the Notes.

4.5 CONVERSION

     The Notes are convertible into shares of the Company's Common Stock at a conversion price to be determined by any third Party, whereby the Company receives in cash or in kind more than $50,000. The Buyer qualifies as such a "third party" and Buyer's purchase of the Shares, as set forth herein, constitutes an event permitting the Buyer, at the Closing, to convert the Notes into 6,645,000 shares of the Company's Common Stock, such Shares to be issued to the Buyer at the Closing.

4.6 NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS

     The execution, delivery and performance of this Agreement and the other Transaction Documents by the Selling Noteholder, and the consummation of the transactions contemplated hereby and thereby, will not (a) require any consent, approval or authorization of, or declaration, filing or registration with, any Person that has not been obtained or made at or prior to the Closing; (b) result in the creation of any lien or encumbrance upon the Notes; or (c) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER

     To induce the Company and the Selling Noteholder to enter into and perform this Agreement, Buyer represents and warrants to the Company and the Selling Noteholder as of the date of this Agreement and as of the Closing as follows in this Article V:

5.1 ORGANIZATION

     Buyer is a Delaware limited liability company whose address is 5251 DTC Parkway, Suite 1090, Greenwood Village, CO 80111. Buyer has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which Buyer is a Party, and to carry out the transactions contemplated hereby and thereby.

5.2 ENFORCEABILITY

     This Agreement has been, and the other Transaction Documents to which Buyer is a Party on the Closing will be, duly executed and delivered by Buyer, and this Agreement is, and each of the other Transaction Documents to which Buyer is a Party on the Closing will be, a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

5.3 NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

     The execution, delivery and performance by Buyer of this Agreement and the other Transaction Documents to which it is a Party, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to Buyer; or (b) require Buyer to obtain any consent, approval or authorization of, or declaration, filing or registration with, any Person.

5.4 INVESTMENT INTENT

     Buyer represents and warrants to the Company and the Selling Noteholder that Buyer is an "accredited investor," as such term is defined in Section 2(15) of the Securities Act and Rule 501 of Regulation D promulgated there under, that Buyer is purchasing the Shares, the Notes and the shares to be issued upon conversion of the Notes for Buyer's own account, for investment purposes, in Buyer's name and solely for Buyer's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other Person. Buyer understands and agrees that the Shares and the shares issuable upon conversion of the Notes being acquired pursuant to this Agreement have not been registered under the Act of 1933, as amended (the "ACT") or under any applicable state securities laws and may not be sold, pledged, assigned, hypothecated or otherwise transferred (a "TRANSFER") except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which shall to be established to the satisfaction of the Company at or prior to the time of Transfer. The representations and warranties set forth in this Section 5.4 shall survive the Closing.

5.5 SEC FILINGS AND LISTINGS

     After the Closing, Buyer shall cause the Company to continue to make all required SEC filings on a timely basis and shall cause the Company to continue to maintain the listing of its stock for trading with the OTC BB or other nationally recognized exchange or market with qualification and maintenance requirements at least as great as the qualification and maintenance requirements of the OTC BB, provided that the Company has filed its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004.

ARTICLE VI - CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     The obligations of Buyer to perform and observe the covenants, agreements and conditions to be performed and observed by it at or before the Closing shall be subject to the satisfaction of the following conditions, which may be expressly waived only in writing signed by Buyer.

6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES

     Each of the representations and warranties of the Company and the Selling Noteholder contained in this Agreement and the other Transaction Documents to which each is a Party (including applicable Exhibits or Disclosure Schedules) shall be true and correct as of the Closing Date as though made on that date; except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date.

6.2 PERFORMANCE OF AGREEMENTS

     The Company and the Selling Noteholder shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any other Transaction Document to be performed and complied with by them at or prior to the Closing.

6.3 DUE DILIGENCE

     (a) The results of Buyer's due diligence investigation of the Company and the Selling Noteholder (as it relates to the Notes) shall be satisfactory in all reasonable respects to Buyer.
     (b) The Financial Statements of the Company made available to Buyer shall include the audited balance sheet for the Company's fiscal year ended March 31, 2003, and statements of operations, stockholders' equity and cash flows for the twelve month period then ended; along with unaudited balance sheet, statements of operation, stockholders' equity and cash flows through March 31, 2003.
     (c) True and correct copies of all of the business and corporate records of the Company shall have been delivered to Buyer (or shall be delivered to Buyer at such time and place as Buyer directs), including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, and stock transfer records.
     (d) The Company shall request that its auditors deliver to Buyer certified copies of all work papers prepared by them in connection with the audited financial statements for the fiscal years ended March 31, 2003 and March 31, 2002.

6.4 ESCROW AGREEMENT

     The Escrow Agent and the Company shall have executed the Escrow Agreement.

6.5 RESIGNATIONS

     Buyer shall have received copies of resignations, in substantially the form attached hereto as Schedule 6.5, effective as of the Closing Date of all but one of the officers of the Company and all but one of the directors of the Company. The sole remaining officer of the Company, who shall serve as its President and Chief Financial Officer shall have tendered his resignation, to be effective upon the filing of the Company's Annual Report on Form 10-KSB. The sole remaining director shall have tendered his resignation to be effective following compliance with the requirements of Rule 14(f) (1).

6.6 RESOLUTIONS APPOINTING BUYER'S OFFICER AND DESIGNEE TO BOARD OF DIRECTORS

     Buyer shall have received copies of a Board of Directors' resolution, in substantially the form attached hereto as Schedule 6.6, appointing Kevin R. Keating to serve immediately as the Company's Secretary; to assume the additional offices of President and Treasurer upon the filing of the Company's Annual Report on Form 10-KSB and as the director designee, to be nominated to the Board upon compliance with the requirements of Rule 14(f)(1).

6.7 ASSIGNMENT OF NOTE

     The Selling Noteholder shall have delivered to the Escrow Agent a fully executed Assignment of Notes, in substantially the form attached hereto as
Schedule 6.7, assigning to Buyer all right, title and interest in and to the Notes.

6.8 ISSUANCE OF SHARES

     The Company shall have delivered to the Escrow Agent certificates representing the Shares or instructions to the Company's transfer agent authorizing the issuance of the Share together with such corporate documents and Board of Directors' resolutions required for such issuance.

6.9 ACCOUNTANTS

     The Company and the Selling Noteholder shall have delivered to the Buyer an undertaking by Epstein, Weber & Conover, P.L.C., the Company's independent public accountants that (a) they have been retained to prepare the Company's Annual Report on Form 10-KSB for the fiscal year ending March 31, 2004 (the "ANNUAL REPORT"); (b) that they will be able to complete the audit required for the Annual Report; and (c) that they are ready, willing and able to be engaged by the Company to serve as its certified public accountants for the purpose of complying with its ongoing public reporting requirements.

ARTICLE VII - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE SELLING NOTEHOLDER

     The obligations of the Company and the Selling Noteholder to perform and observe the covenants, agreements and conditions to be performed and observed by each of them at or before the Closing shall be subject to the satisfaction of the following conditions, which may be expressly waived only in writing signed by the Company and the Selling Noteholder.

7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES

     Each of the representations and warranties of Buyer contained in this Agreement and the other Transaction Documents to which it is a Party shall be true and correct as of the Closing Date as though made on that date, except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date.

7.2 PERFORMANCE OF AGREEMENTS

     Buyer shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any other Transaction Document to be performed and complied with by it at or prior to the Closing.

7.3 APPROVALS AND CONSENTS

     All consents, approvals, transfers of permits or licenses, and all applications, and notices whether to public agencies, federal, state, local or foreign, or otherwise, required to be obtained by Buyer for the consummation of the transactions contemplated hereby shall have been obtained, and all waiting periods specified by law shall have passed.

7.4 ESCROW AGREEMENT

     The Escrow Agent and Buyer shall have executed and delivered the Escrow Agreement and the Buyer shall have delivered the Share Purchase Price, the Note Purchase Price and the Notice of Election to Convert Notes in substantially the form as attached hereto as Schedule 7.4.

ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER

8.1 TERMINATION

     This Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent of the Company, the Selling Noteholder, and Buyer;
     (b) by the Company and/or the Selling Noteholder, if Buyer shall have breached any of its representations, warranties or agreements;
     (c) by Buyer, if the Company and/or the Selling Noteholder shall have breached any of its representations, warranties or agreements; or
     (d) by either the Company and/or the Selling Noteholder or the Buyer if the Closing has not occurred by May 10, 2004; provided, however, that the right to terminate this Agreement under this subsection (d) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

8.2 EFFECT OF TERMINATION

     In the event of the termination of this Agreement pursuant to Section 8.1, there shall be no further obligation on the part of any Party, except that Sections 3.11, 8.2, 10.1, 10.2 and 10.5 shall survive any such termination and nothing shall relieve any Party from liability for any breach of this Agreement.

8.3 AMENDMENT

     Buyer, the Company and the Selling Noteholder may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the Parties to be bound thereby.

8.4 WAIVER

     At any time prior to the Closing, any Party may (a) extend the time for the performance of any obligation or other act of any other Party; (b) waive any inaccuracy in the representations and warranties contained in any Transaction Document; or (c) waive compliance with any agreement or condition in any Transaction Document. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound. The failure of any Party at any time or times to require performance of any provisions shall in no manner affect its right at a later time to enforce the same. No waiver by any Party of any condition or of any breach of any terms, covenants, representations, warranties or agreements contained in this Agreement shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or any breach of any other terms, covenants, representations, warranties or agreements.

ARTICLE IX - SURVIVAL AND INDEMNIFICATION

9.1 SURVIVAL

     Except as otherwise explicitly set forth herein or in the other Transaction Documents, the representations and warranties contained in this Agreement or the other Transaction Documents shall terminate upon, and shall not survive, the Closing.

9.2 INDEMNIFICATION

     The Selling Noteholder agrees to defend, indemnify and hold harmless the Buyer from and against, and to reimburse the Buyer with respect to all liabilities, losses, costs and expenses, including without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Buyer by reason of or arising out of, or in connection with any of the Assumed Liabilities or the failure of the Company and the Selling Noteholder to disclose all outstanding options or warrants to purchase shares of the Company's common stock or any other dilutive securities.

ARTICLE X - GENERAL

10.1 EXPENSES

     Whether or not the transactions contemplated by this Agreement are consummated, except as set forth in Section 3.11, each Party shall each pay its own fees and expenses for the negotiation, preparation and carrying out of this Agreement and the other Transaction Documents (including legal and accounting fees and expenses); provided, however, that, should any action be brought hereunder, the attorneys' fees and expenses of the prevailing Party shall be paid by the other Party to such action.

10.2 CONSEQUENTIAL DAMAGES

     No Party shall be liable to the other Parties for any special, indirect, incidental or consequential damages resulting from any breach of this Agreement.

10.3 ASSIGNMENT

     This Agreement shall not be assigned by operation of law or otherwise, except that Buyer may assign all or any of its rights and obligations to any of its affiliates. In the event of any such permitted assignment, Buyer shall guarantee the performance of such obligations by such assignee.

10.4 NOTICES

     Unless otherwise provided, any notice under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the Party to be notified; (b) upon confirmation of receipt by fax by the Party to be notified; (c) one (1) business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth below; or (d) three (3) days after deposit with the U.S. Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the Party to be notified at the address indicated for such Party below, or at such other address as such Party may designate by advance written notice to the other Parties given in the foregoing manner.

TO BUYER:                   Keating Reverse Merger Fund, LLC
                            5251 DTC Parkway, Suite 1090
                            Greenwood Village, CO 80111
                            Facsimile: (720) 889-0135
                            Attention:  Timothy J. Keating

with a copy to:             Bertrand T. Ungar
                            5251 DTC Parkway, Suite 1090
                            Greenwood Village, CO 80111
                            Facsimile: (720) 889-0135

TO THE COMPANY:             Chiste Corporation
                            14647 S. 50th Street, Suite 130
                            Phoenix, AZ 85044-6475
                            Facsimile: (480) 759-9401
                            Attention:  Michael S. Williams

TO THE SELLING NOTEHOLDER:  Aztore Holdings, Inc.
                            14647 S. 50th Street, Suite 130
                            Phoenix, AZ 85044-6475
                            Facsimile: (480) 759-9401
                            Attention:  Michael S. Williams

with a copy to:             Lewis and Roca LLP
                            40 North Central Avenue
                            Phoenix, AZ 85004
                            Facsimile: (602) 734-3862
                            Attention:  Thomas J. Morgan

10.5 GOVERNING LAW, DISPUTE RESOLUTION AND JURISDICTION

     This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflicts of laws principles thereof. All disputes, controversies or claims ("DISPUTES") arising out of or relating to this Agreement shall in the first instance be the subject of a meeting between a representative of each Party who has decision-making authority with respect to the matter in question. Should the meeting either not take place or not result in a resolution of the Dispute within twenty (20) business days following notice of the Dispute to the other Party, then the Dispute shall be resolved in a binding arbitration proceeding to be held in Denver, Colorado, in accordance with the international rules of the American Arbitration Association. The Parties agree that a panel of three arbitrators shall be required. Any award of the arbitrators shall be deemed confidential information for a minimum period of five years. The arbitrators may award attorneys' fees and other arbitration related expense, as well as pre- and post-judgment interest on any award of damages, to the prevailing Party, in their sole discretion.

10.6 SUCCESSORS AND ASSIGNS

     The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the Parties.

10.7 SEVERABILITY

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

10.8 ENTIRE AGREEMENT; COUNTERPARTS

     This Agreement and the Transaction Documents constitutes the entire agreement among the Parties with respect to this subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties with respect to this subject matter. This Agreement may be executed in two or more counterparts, which taken together shall constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties hereto have entered into and signed this Agreement as of the date and year first above written.

                                     BUYER

                                     KEATING REVERSE MERGER FUND, LLC


                                     By:______________________________
                                     Name: Timothy J. Keating
                                     Title: Managing Member


                                     COMPANY

                                     CHISTE CORPORATION


                                     By:______________________________
                                     Name: Michael S. Williams
                                     Title: President


                                     SELLING NOTEHOLDER

                                     AZTORE HOLDINGS, INC.


                                     By:______________________________
                                     Name: Michael S. Williams
                                     Title: President

EXHIBIT A
---------

                                ESCROW AGREEMENT

     This ESCROW AGREEMENT (this "Agreement") is dated May 4, 2004, and made by and among Chiste Corporation, a Nevada corporation (the "Company"), Aztore Holdings, Inc. (the "Selling Noteholder"), Keating Reverse Merger Fund, LLC, a Delaware limited liability corporation ("Buyer") and Bertrand T. Ungar, solely in his capacity as escrow agent (the "Escrow Agent"). The Company, the Selling Noteholder and Buyer are sometimes referred to herein as the "Interested Parties."

     Pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of May 4, 2004, by and among the Interested Parties:
     (1) The Company is agreeing to sell and Buyer is agreeing to purchase, subject to the terms and conditions set forth in the Purchase Agreement, the Shares (as defined in the Purchase Agreement);
     (2) The Selling Noteholder is agreeing to sell and Buyer is agreeing to purchase, subject to the terms and conditions set forth in the Purchase Agreement, the Notes (as defined in the Purchase Agreement);
     (3) The Buyer is electing to convert the Notes subject to the terms and conditions set forth in the Purchase Agreement.

     This Agreement is entered into pursuant to the terms of the Purchase Agreement. As more fully described in the Purchase Agreement, each of the Interested Parties has agreed that the Purchase Price (as defined in the Purchase Agreement) for the Shares and the Notes be deposited in escrow to be administered pursuant to this Agreement. Further, the Interested Parties have agreed that the Buyer will elect to convert the Notes (as set forth in the Purchase Agreement) into Conversion Shares (as that term is defined in the Purchase Agreement).

     The Interested Parties desire to arrange for such escrow and appoint Bertrand T. Ungar as escrow agent (defined as the "Escrow Agent" in the Purchase Agreement) in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and intending to be legally bound, the Interested Parties hereto do hereby agree as follows:

1. Appointment of Escrow Agent. Bertrand T. Ungar is hereby appointed to act as Escrow Agent in accordance with the terms hereof, and he hereby accepts such appointment. Escrow Agent shall have all the rights, powers, duties and obligations provided herein.

2. Establishment of Escrow Fund and the Escrow Account.

     2.1 Cash Deposit and Escrow Account. Buyer shall deliver to the Escrow Agent, on the date hereof, cash in immediately available funds in an aggregate amount equal to $440,000.00 (the "Purchase Price" or "Escrow Fund"). The Purchase Price consists of $80,000.00, which represents the Share Purchase Price (as that term is defined in the Purchase Agreement), and $360,000.00, which represents the Note Purchase Price (as that term is defined in the Purchase Agreement). The Escrow Agent shall deposit the Purchase Price in the Bertrand T. Ungar Trust Account, a non-interest bearing account. The Interested Parties understand, acknowledge and agree that all of the Escrow Agent's client funds may be deposited in a single unsegregated account, and that the Purchase Price will be deposited in such an unsegregated account.

     2.2 Purpose of Escrow Fund. The Escrow Fund shall be available solely for the purposes set forth in the Purchase Agreement.

     2.3 Closing Documents. The Escrow Agent will accept delivery of, and will hold until the Closing (as defined in the Purchase Agreement) any and all documents to be delivered at the Closing by the Company and the Selling Noteholder pursuant to the Purchase Agreement (collectively, the " Deliverables").

3. Release of Escrow Fund.The Escrow Agent will disburse and pay over the Escrow Fund and the Closing Documents as follows:

     3.1  Consummation  of  Sale.

          3.1.1 On or prior to the Closing Date, the referenced party shall deposit the following Deliverables, with the Escrow Agent:

               (a) The Company shall deliver (i) an original stock certificate or certificates representing the Shares, issued in the name of the Buyer and/or instructions to the Company's transfer agent, supported by duly authorized and executed Board of Directors' Minutes approving the issuance; (ii) copies of letters of resignation in the form as set forth in Schedule 6.5 to the Purchase Agreement; and (iii) copies of a Board of Directors' resolution in the form as set forth in Schedule 6.6 to the Purchase Agreement.

               (b) The Selling Noteholder shall deliver a fully executed Assignment of Notes in the form as set forth in Schedule 6.7 to the Purchase Agreement.

               (c) The Buyer shall deliver (i) the Share Purchase Price; (ii) the Note Purchase Price; and (iii) the Notice to Convert Notes in the form as set forth in Schedule 7.4 to the Purchase Agreement.

          3.1.2 On the Closing Date, upon receipt by Escrow Agent of all of the Deliverables, the Escrow Agent shall disburse the Escrow Fund as follows:

                    i. On Behalf of the Company: As set forth in Schedule 2.6 to the Purchase Agreement (i) $15,000.00 to Lewis & Roca, LLP in full settlement of all outstanding fees and expenses due to the law firm for services provided to the Company and
                    (ii) up to $15,000.00 to the Company's professional advisors in connection with and upon the delivery of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, with any remaining balance delivered to the Selling Noteholder.

                    ii. To the Selling Noteholder: $285,000.00 of the Note Purchase Price as set forth in Schedule 2.7 to the Purchase Agreement.

                    iii. Escrow Reserve: $75,000.00 will be maintained by the Escrow Agent as an Escrow Reserve, as that term is defined in the Purchase Agreement, to be released to the Selling Noteholder upon the following events:

                         1. $25,000.00 upon the conversion of the GE Liability,
                              as more fully set forth in Section 3.4 (c) of the Purchase Agreement and Section 5 of the Release and Settlement Agreement dated May 3, 2004 (the "Settlement Agreement");

                         2. The remaining balance upon the satisfaction of all
                              liabilities set forth in Schedule 3.4 to the Purchase Agreement in accordance with Sections 3, 4, and 5 of the Settlement Agreement.

     3.2 Dispute Notice. Notwithstanding Section 3.1, if on or before the Closing Date, the Escrow Agent receives a notice from Buyer (a "Dispute Notice"), which Dispute Notice challenges the validity of any of the Deliverables, and which Dispute Notice sets forth the basis for such challenge (which basis Escrow Agent reasonably believes to be in good faith) then the Escrow Agent will not disburse either the Escrow Fund to the Company or the Selling Noteholder or the Deliverables to the Buyer unless and until (i) the Escrow Agent has received written instructions in respect of such disbursement from the Interested Parties, acting jointly; or (ii) the Interested Parties deliver to Escrow Agent a copy of an order of a court of competent jurisdiction providing for the disbursement of the Escrow Fund and the Deliverables (a "Court Order"), together with an opinion, satisfactory in form, scope and substance to the Escrow Agent, of counsel satisfactory to the Escrow Agent certificate, stating that, in the unqualified opinion of such counsel, such order is not subject to appeal, or that the appeal period with respect to such order has elapsed and no appeal has been taken, together with evidence reasonably satisfactory to Escrow Agent that a copy of the Court Order has been delivered to the other of them, in which case the Escrow Agent shall disburse the Escrow Fund in accordance with the Court Order on the tenth (10th) Business Day following the Escrow Agent's receipt of the Court Order. For purposes of this Agreement, the term "Business Day" shall mean any day other than a day on which banks in the State of Colorado.

     3.3 Other Instructed Disbursements. The Escrow Agent will make disbursements from the Escrow Fund and the Deliverables in accordance with any joint written directions which are executed by the Interested Parties within two (2) Business Days after receipt of such directions or at any later time specified in such directions. Any such directions given pursuant to the preceding sentence will supersede any prior Dispute Notice.

4. Escrow Agent.

     4.1 No Liability. In taking any action hereunder, the Escrow Agent shall in no event be liable for any act performed or omitted to be performed by it hereunder in the absence of gross negligence, willful misconduct or bad faith in breach of the terms of this Agreement; and it shall be under no obligation to institute or to defend any action, suit or legal proceeding in connection herewith or to take any other action likely to involve it unless first indemnified to its satisfaction by the party or parties that desire it to take such action. In case any claim or litigation is brought against Escrow Agent in respect of which indemnity may be sought hereunder, Escrow Agent shall give prompt notice of that claim or litigation to the parties, and the parties, upon receipt of that notice, shall have the obligation and the right to assume the defense of such claim or litigation; provided that failure of Escrow Agent to give the notice shall not relieve the parties from any of their obligations to indemnify Escrow Agent unless that failure prejudices the defense of any of such litigation by said parties. Escrow Agent may employ separate counsel and participate in the defense.

     4.2 Acceptance of Appointment. The Escrow Agent hereby accepts its appointment and agrees to act as Escrow Agent under the terms and conditions of this Agreement.

     4.3 Resignation. The Escrow Agent (or any successor) may at any time during the term hereof resign its position hereunder by giving 30 days' prior written notice of its intention to resign to the Interested Parties. Such resignation shall be effective upon the appointment of a successor escrow agent reasonably acceptable to the Interested Parties who shall have agreed to serve in accordance with the terms hereof. The Escrow Agent may be removed by the joint action of the Interested Parties, with or without cause, at any time upon 30 days' prior written notice to the Escrow Agent, which notice may be waived by Escrow Agent. Notwithstanding any resignation or removal of the Escrow Agent pursuant to this Section 4.3, Escrow Agent shall continue to serve in its capacity as escrow agent until (i) a successor escrow agent is appointed and has accepted such appointment, and
     (ii) the Escrow Fund has been transferred to and received by such successor escrow agent. The Interested Parties shall promptly take the necessary action to appoint a successor escrow agent in accordance with Section 4.4 below.

     4.4 Appointment of Successor Escrow Agent. If at any time the Escrow Agent shall resign, be removed or otherwise become incapable of acting as escrow agent pursuant to this Agreement, or if at any time a vacancy shall occur in the office of the Escrow Agent for any other cause, a mutually acceptable successor escrow agent shall be appointed by the Interested Parties by a written instrument delivered to the successor escrow agent. If no successor escrow agent has been appointed at the effective date of resignation or removal of the Escrow Agent or within 30 days after the time the Escrow Agent became incapable of acting or a vacancy occurred in the office of escrow agent, any party hereto may petition a court of competent jurisdiction for an appointment of a successor escrow agent. Upon the appointment and acceptance of any successor escrow agent hereunder, the Escrow Agent shall transfer the Escrow Fund to its successor. Upon receipt by the successor escrow agent of the Escrow Fund, the Escrow Agent shall be discharged from any continuing duties or obligations under this Agreement, but such discharge shall not relieve the Escrow Agent from any liability incurred prior to such event, and the successor escrow agent shall be vested with all rights, powers, duties and obligations of the Escrow Agent under this Agreement.

     4.5 Liability.

          (a) Each Interested Party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for the Purchase Agreement, or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the written opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the written opinion or advice of such counsel.

          (b) In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

          (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other sub-escrow agent employed by the Escrow Agent with the consent of Buyer and Selling Shareholders than any such book-entry depository, securities intermediary or other sub-escrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other sub-escrow agent was caused by the Escrow Agent's own gross negligence or willful misconduct.

          (d) The Escrow Agent may act in reliance upon any instructions signed on signature believed by it to be genuine, and may assume that any person who gives any written instructions, notice or receipt, or makes any statements in connection with the provisions hereof, has been duly authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.

     4.6 Indemnification.

          (a) Each of the Interested Parties covenant and agree, jointly and severally, to indemnify the Escrow Agent (and each of its shareholders, directors, officers, employees and agents) and hold it (and such shareholders, directors, officers, employees and agents) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including, but not limited to, attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

5. Notices; Wiring Instructions.

     5.1 Notices.

          (a) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be delivered personally, sent by facsimile transmission or sent by overnight package delivery service. Any such notice will be deemed given when so delivered if delivered during business hours on a business day or if not, on the next succeeding business day. All such notices shall be addressed as follows:

               (i) If to the Company:

                    Chiste Corporation
                    936A Beachland Boulevard, Suite 13
                    Vero Beach, FL 32963
                    Facsimile No.: (561) 989-0064
                    Attn.: Kevin R. Keating

               (ii) If to the Selling Noteholders:

                    Aztore Holdings, Inc.
                    14647 South 50th Street, Suite 130
                    Phoenix, AZ 85044-6475
                    Facsimile: (480) 759-9401
                    Attn.: Michael S. Williams

               (iii) If to the Buyer:

                    Keating Reverse Merger Fund, LLC
                    5251 DTC Parkway, Suite 1090
                    Greenwood Village, CO 80111
                    Facsimile No.: (720) 889-0135
                    Attn.: Timothy J. Keating, Managing Member

               (iv) If to the Escrow Agent:

                    Bertrand T. Ungar
                    5251 DTC Parkway, Suite 1090
                    Greenwood Village, CO 80111

               (v) Wiring Instructions. Any funds to be paid to or by the Escrow
                    Agent hereunder shall be sent by wire transfer pursuant to the following instructions

                    Bank: Commercial Federal Bank
                    ABA: 304072080
                    Credit: Bertrand T. Ungar Trust Account
                    Account: 97558393
                    A/C Address: Omaha, Nebraska
                    Reference: Chiste Corporation

6. Binding Effect; Third Parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns. This Agreement is not intended to confer any rights or remedies hereunder on any other person other than the parties hereto.

7. Amendments. This Agreement may be amended, modified or supplemented at any time or from time to time in a writing executed by the Company, the Selling Noteholder, Buyer and the Escrow Agent; provided, however, that any amendment to the payment instructions shall require the joint approval of the Interested partiesNo supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties. No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision hereof, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

8. Governing Law; Jurisdiction; Venue. This Agreement will be governed by the laws of the State of Colorado without regard to conflicts of laws principles. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state courts of the State of Colorado located in the County of Arapahoe State of Colorado, and to the jurisdiction of the United States District Court for the District of Colorado, and (b) agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in any Colorado state or federal court sitting in the State of Colorado. It is the intention of the parties hereto that the situs of the Escrow Account is and shall be administered in the state in which the principal office of the Escrow Agent from time to time acting hereunder is located.

9. Attorneys' Fees. If there is a dispute between the Interested Parties over the disbursement of the Escrow Fund, and such dispute results in a legal action being initiated to resolve such dispute, the prevailing party in such action (as between the Interested Parties) shall be entitled to recover its attorneys' fees and expenses (whether incurred at trial, pre-trial investigation, on appeal, in bankruptcy or otherwise) from the other party. This provision shall not alter the right of the Escrow Agent to indemnification as set forth in Section 4.6 hereof.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

11. Integration. This Agreement and the Purchase Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings with respect thereto.

12. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

13. Headings; Construction. The descriptive headings used throughout this Agreement are for convenience only and do not constitute a part of this Agreement. The descriptive headings used throughout this Agreement are for convenience only and do not constitute a part of this Agreement.

14. Time is of the Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

                                  *     *     *
                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                          CHISTE CORPORATION

                                          By: /s/ Michael S. Williams
                                          Name: Michael S. Williams
                                          Title: President


                                          SELLING NOTEHOLDER

                                          Aztore Holdings, Inc.

                                          By: /s/ Michael S. Williams
                                          Name: Michael S. Williams
                                          Title: President


                                          BUYER
                                          Keating Reverse Merger Fund, LLC

                                          By: /s/ Timothy J. Keating
                                          Name: Timothy J. Keating
                                          Its: Managing Member


                                          ESCROW AGENT

                                          By: /s/ Bertrand T Ungar
                                          Name: Bertrand T. Ungar

SCHEDULE  1.16
--------------

                             IDENTIFICATION OF NOTES

SCHEDULE  2.5
-------------

                            ELECTION TO CONVERT NOTES
     The undersigned Noteholder hereby gives Notice to Chiste Corporation (the "COMPANY") of its intent to convert the Notes into 6,645,000 shares of the Company's $0.001 par value Common Stock.

     The Holder hereby tenders to the Company the original Notes

     Holder:

     Keating Reverse Merger Fund, LLC
     By: /s/ Timothy J. Keating
          Timothy J. Keating
          Managing Member

     Date: May 4, 2004

SCHEDULE  2.6.
--------------

                   WIRE TRANSFER INSTRUCTIONS - SHARE PURCHASE

SCHEDULE  2.7.
--------------

                   WIRE TRANSFER INSTRUCTIONS - NOTE PURCHASE

SCHEDULE  3.4
-------------

                            LIABILITIES AS OF CLOSING

SCHEDULE  3.8
-------------

                             CONTRACTS AS OF CLOSING

SCHEDULE  6.5
-------------

                                  RESIGNATIONS

To the Board of Directors of Chiste Corporation:
     I, Michael S. Williams, hereby resign as President and a Director of Chiste Corporation, a Nevada corporation, and from all other offices held by me, effective upon compliance with Rule 14(f)(1).

                                     By: /s/ Michael S. Williams
                                     Name: Michael S. Williams
                                     Title: President

Date: May 4, 2004


--------------------------------------------------------------------------------

To the Board of Directors of Chiste Corporation:
     I, Lanny Lang, hereby resign as Chief Financial Officer, Secretary, Treasurer and a Director of Chiste Corporation, a Nevada corporation, and from all other offices held by me, effective immediately.

                                     By: /s/ Lanny R. Lang
                                     Name: Lanny R. Lang
                                     Title: Chief Financial Officer, Secretary,
                                            Treasurer and a Director

Date: May 4, 2004

SCHEDULE  6.6
-------------

                       CONSENT MINUTES BY THE DIRECTORS OF
                               CHISTE CORPORATION

                                   MAY 4, 2004


     In lieu of a Special Meeting of the Board of Directors of Chiste Corporation, a Nevada corporation (the "Corporation"), the undersigned directors, being all the directors of the Corporation, as authorized by Sec.
78.315.2 of the Nevada General Corporation Law and in accordance with the laws of the State of Nevada and the By-Laws of the Corporation, hereby consent to the adoption of the following resolution without a meeting, which action shall be as valid and legal and of the same force and effect as though taken at a meeting duly and validly noticed and held.

APPROVAL OF SECURITIES PURCHASE AGREEMENT

     RESOLVED, that the Company is hereby authorized to entered into that certain Securities Purchase Agreement, dated as of May 4, 2004, by and among Keating Reverse Merger Fund, LLC, a Delaware limited liability corporation ("Buyer"), the Company, and Aztore Holdings, Inc., (the "Selling Noteholder") for the sole purpose of making the representations and warranties, and carrying out the obligations, of the Company as set forth therein.

APPOINTMENT OF OFFICER AND DIRECTOR DESIGNEE

     RESOLVED, that Kevin R. Keating is hereby immediately appointed as the Secretary of the Company effective May 4, 2004.

     FURTHER RESOLVED, that Michael S. Williams is hereby immediately appointed as the Treasurer of the Company effective May 4, 2004.

     FURTHER RESOLVED; that Kevin R. Keating is hereby appointed as President and Treasurer of the Company effective upon the filing of the Company's Annual Report on Form 10-KSB and a Director of the Company, upon compliance with Rule 14(f)(1):

RESIGNATION OF DIRECTORS AND OFFICERS

     RESOLVED, that the appointment of Michael S. Williams as Treasurer of the Company pursuant to the aforementioned resolution shall occur, upon the resignation of Lanny R. Lang, in accordance with the conditions of his resignation as more fully set forth herein and in the resignation attached hereto, and as the same are hereby accepted by the Company:

     RESOLVED, that the appointment of Kevin R. Keating as the President, Secretary, Treasurer and Director of the Company pursuant to the aforementioned resolutions shall occur, upon the resignation of Lanny R. Lang and Michael S. Williams as directors and/or officers of the Company, in accordance with the conditions of their resignations as more fully set forth herein and in the resignations attached hereto, and as the same are hereby accepted by the Company:

SALE OF SHARES

     RESOLVED, that the Company has received a subscription for the purchase of 800,000 shares of its common stock from Buyer and, upon receipt of the Purchase Price of Eighty Thousand Dollars ($80,000.00) from the Escrow Agent, the officers and directors are hereby authorized and directed to instruct Computershare Trust Company, Inc., as the Company's transfer agent, to issue certificates representing the ownership of such Shares in the name of the Buyer.

CONVERSION OF NOTES

     RESOLVED, that having received from the Buyer the Notes with a duly executed Notice of Election to Covert Notes into 6,645,000 shares of the Company's common stock, the officers and directors of the Company are hereby authorized and directed to accept the Election to Convert Notes into Shares, to cancel such Notes and to instruct Computershare Trust Company, Inc., as the Company's transfer agent, to issue certificates representing the ownership of an aggregate of 6,645,000 shares of the Company's Common Stock in the name of Buyer.

RELOCATION OF PRINCIPAL OFFICE

     RESOLVED, that the principal executive offices of the Company be relocated to 936A Beachland Blvd., Suite 13, Vero Beach, FL 32963.

GENERAL AUTHORIZATION

     RESOLVED, that the proper officers of the Company are hereby authorized and directed to take all such further action, and to execute and deliver all such instruments and documents in the name and on behalf of the Company as in their judgment shall be necessary, proper or advisable in order to fully carry out the intent, and to accomplish the purposes of the foregoing resolutions.

     IN WITNESS WHEREOF, the directors of Chiste Corporation have executed these Consent Minutes to be effective as of the date first set forth above.


                                   /s/ Michael S. Williams
                                   Michael S. Williams, Director


                                   /s/ Lanny R. Lang
                                   Lanny R. Lang, Director

SCHEDULE  6.7
-------------

                           FORM OF ASSIGNMENT OF NOTE